Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - First Quarter 2017
May 3, 2017
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2017

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Highlights
Net earnings	$153	$385	$109	$54	$101	$649	$352
Core net operating earnings	151	176	134	113	111	534	486
Total assets	57,464	55,072	54,845	52,733	51,038	55,072	49,837
Adjusted shareholders’ equity (a)	4,815	4,617	4,487	4,356	4,325	4,617	4,313
Property and Casualty net written premiums	1,027	1,083	1,268	1,056	979	4,386	4,327
Annuity statutory premiums	1,290	1,111	941	1,098	1,285	4,435	4,140
Per share data
Diluted earnings per share	$1.72	$4.33	$1.23	$0.62	$1.14	$7.33	$3.94
Core net operating earnings per share	1.69	1.98	1.51	1.28	1.25	6.03	5.44
Adjusted book value per share (a)	54.98	53.11	51.68	50.16	49.72	53.11	49.32
Cash dividends per common share	0.3125	1.3125	0.2800	0.2800	0.2800	2.1525	2.0300
Financial ratios
Annualized return on equity (b)	13.3%	34.4%	9.9%	5.1%	9.4%	14.8%	8.3%
Annualized core operating return on equity (b)	13.1%	15.7%	12.2%	10.5%	10.3%	12.2%	11.5%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	59.5%	63.7%	62.9%	61.2%	58.3%	61.7%	62.2%
Underwriting expense ratio	32.7%	26.7%	30.3%	32.7%	33.0%	30.6%	30.9%

Combined ratio - Specialty	92.2%	90.4%	93.2%	93.9%	91.3%	92.3%	93.1%

Net spread on fixed annuities:
Net interest spread	2.58%	2.70%	2.85%	2.84%	2.54%	2.73%	2.69%
Net spread earned:
Before impact of fair value accounting	1.31%	1.42%	1.46%	1.45%	1.20%	1.39%	1.35%
Impact of fair value accounting (c)	(0.03%)	0.40%	0.01%	(0.37%)	(0.46%)	(0.10%)	(0.09%)

After impact of fair value accounting	1.28%	1.82%	1.47%	1.08%	0.74%	1.29%	1.26%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 18.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc.
Summary of Earnings
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Property and Casualty Insurance
Underwriting profit	$78	$110	$78	$62	$87	$337	$292
Net investment income	86	85	93	89	83	350	319
Other income (expense)	5	(15)	(18)	(12)	(12)	(57)	(45)

Property and Casualty Insurance operating earnings	169	180	153	139	158	630	566
Annuity earnings	96	132	107	76	53	368	331
Run-off Long-Term Care and Life earnings	—	2	1	—	(1)	2	14
Interest expense of parent holding companies (a)	(21)	(21)	(19)	(19)	(18)	(77)	(73)
Other expense (a)	(26)	(29)	(29)	(19)	(22)	(99)	(89)

Pre-tax core operating earnings	218	264	213	177	170	824	749
Income tax expense	67	88	79	64	59	290	263

Core net operating earnings	151	176	134	113	111	534	486
Non-core items, net of tax:
Realized gains (losses) on securities	2	32	1	(10)	(10)	13	(12)
Realized gain (loss) on sale of subsidiaries	—	—	—	1	—	1	(104)
Gain on sale of hotel and apartment properties	—	—	—	15	—	15	36
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(23)	—	—	(23)	(44)
Former Railroad and Manufacturing operations	—	—	(3)	—	—	(3)	(8)
Neon exited lines charge	—	—	—	(65)	—	(65)	—
Tax benefit related to National Interstate merger	—	66	—	—	—	66	—
Tax benefit related to Neon restructuring	—	111	—	—	—	111	—
Other	—	—	—	—	—	—	(2)

Net earnings	$153	$385	$109	$54	$101	$649	$352

(a)	December 2015 has been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc.
Earnings Per Share Summary
(in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Core net operating earnings	$151	$176	$134	$113	$111	$534	$486

Net earnings	$153	$385	$109	$54	$101	$649	$352

Average number of diluted shares	89.342	88.774	88.461	88.390	88.495	88.530	89.362
Diluted earnings per share:
Core net operating earnings per share	$1.69	$1.98	$1.51	$1.28	$1.25	$6.03	$5.44
Realized gains (losses) on securities	0.03	0.36	0.02	(0.11)	(0.11)	0.16	(0.12)
Realized gain (loss) on sale of subsidiaries	—	—	—	0.01	—	0.01	(1.17)
Gain on sale of hotel and apartment properties	—	—	—	0.17	—	0.17	0.40
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	(0.26)	—	—	(0.26)	(0.49)
Former Railroad and Manufacturing operations	—	—	(0.04)	—	—	(0.04)	(0.09)
Neon exited lines charge	—	—	—	(0.73)	—	(0.73)	—
Tax benefit related to National Interstate merger	—	0.74	—	—	—	0.74	—
Tax benefit related to Neon restructuring	—	1.25	—	—	—	1.25	—
Other	—	—	—	—	—	—	(0.03)

Diluted earnings per share	$1.72	$4.33	$1.23	$0.62	$1.14	$7.33	$3.94

American Financial Group, Inc.
Property and Casualty Insurance - Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Property and Transportation	$43	$75	$44	$15	$32	$166	$48
Specialty Casualty	15	13	13	23	29	78	146
Specialty Financial	22	20	19	22	23	84	87
Other Specialty	(1)	2	2	3	2	9	14

Underwriting profit - Specialty	79	110	78	63	86	337	295
Other core charges, included in loss and LAE	1	—	—	1	(1)	—	3

Underwriting profit - Core	78	110	78	62	87	337	292
Special A&E charges, included in loss and LAE	—	—	(36)	—	—	(36)	(67)
Neon exited lines charge, included in loss and LAE	—	—	—	(57)	—	(57)	—
Neon exited lines charge, included in underwriting expenses	—	—	—	(8)	—	(8)	—

Underwriting profit (loss) - Property and Casualty Insurance	$78	$110	$42	$(3)	$87	$236	$225

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	7	12	14	21	8	55	35

Total current accident year catastrophe losses	$7	$12	$14	$21	$8	$55	$35

Prior year loss reserve development (favorable) / adverse	$(28)	$10	$22	$28	$(28)	$32	$33

Combined ratio:
Property and Transportation	87.3%	83.9%	91.1%	95.9%	90.6%	90.0%	96.9%
Specialty Casualty	97.0%	97.4%	97.4%	95.3%	94.3%	96.1%	92.7%
Specialty Financial	85.0%	86.0%	86.4%	84.4%	82.6%	84.9%	83.1%
Other Specialty	105.8%	94.9%	91.5%	89.2%	89.7%	91.4%	85.5%
Combined ratio - Specialty	92.2%	90.4%	93.2%	93.9%	91.3%	92.3%	93.1%
Other core charges	0.1%	0.0%	0.1%	0.1%	(0.1%)	(0.1%)	0.0%
Neon exited lines charge, loss and LAE	0.0%	0.0%	0.0%	5.5%	0.0%	1.3%	0.0%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.8%	0.0%	0.2%	0.0%
Special A&E charges	0.0%	0.0%	3.0%	0.0%	0.0%	0.8%	1.6%

Combined ratio	92.3%	90.4%	96.3%	100.3%	91.2%	94.5%	94.7%

Combined ratio excl. catastrophe and prior year development	94.3%	88.4%	93.1%	94.8%	93.2%	92.4%	93.1%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.6%	61.7%	62.8%	62.1%	60.2%	61.8%	62.2%
Prior accident year loss reserve development	(2.7%)	0.9%	2.0%	2.7%	(2.8%)	0.7%	0.8%
Current accident year catastrophe loss	0.7%	1.1%	1.2%	2.0%	0.8%	1.3%	0.8%

Loss and LAE ratio	59.6%	63.7%	66.0%	66.8%	58.2%	63.8%	63.8%

American Financial Group, Inc.
Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Gross written premiums	$1,324	$1,441	$1,899	$1,398	$1,243	$5,981	$5,832
Ceded reinsurance premiums	(297)	(358)	(631)	(342)	(264)	(1,595)	(1,505)

Net written premiums	1,027	1,083	1,268	1,056	979	4,386	4,327
Change in unearned premiums	(5)	61	(109)	(29)	19	(58)	(103)

Net earned premiums	1,022	1,144	1,159	1,027	998	4,328	4,224
Loss and LAE	608	729	729	629	582	2,669	2,625
Underwriting expense	335	305	352	335	330	1,322	1,304

Underwriting profit	$79	$110	$78	$63	$86	$337	$295

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	7	12	14	21	8	55	35

Total current accident year catastrophe losses	$7	$12	$14	$21	$8	$55	$35

Prior year loss reserve development (favorable) / adverse	$(29)	$10	$(14)	$(30)	$(27)	$(61)	$(37)

Combined ratio:
Loss and LAE ratio	59.5%	63.7%	62.9%	61.2%	58.3%	61.7%	62.2%
Underwriting expense ratio	32.7%	26.7%	30.3%	32.7%	33.0%	30.6%	30.9%

Combined ratio	92.2%	90.4%	93.2%	93.9%	91.3%	92.3%	93.1%

Combined ratio excl. catastrophe and prior year development	94.3%	88.4%	93.1%	94.8%	93.2%	92.4%	93.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.6%	61.7%	62.8%	62.1%	60.2%	61.8%	62.2%
Prior accident year loss reserve development	(2.8%)	0.9%	(1.1%)	(2.9%)	(2.7%)	(1.4%)	(0.8%)
Current accident year catastrophe loss	0.7%	1.1%	1.2%	2.0%	0.8%	1.3%	0.8%

Loss and LAE ratio	59.5%	63.7%	62.9%	61.2%	58.3%	61.7%	62.2%

American Financial Group, Inc.
Property and Transportation - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Gross written premiums	$416	$577	$991	$538	$398	$2,504	$2,455
Ceded reinsurance premiums	(92)	(183)	(406)	(156)	(87)	(832)	(819)

Net written premiums	324	394	585	382	311	1,672	1,636
Change in unearned premiums	18	71	(92)	(17)	28	(10)	(37)

Net earned premiums	342	465	493	365	339	1,662	1,599
Loss and LAE	208	319	339	245	211	1,114	1,159
Underwriting expense	91	71	110	105	96	382	392

Underwriting profit	$43	$75	$44	$15	$32	$166	$48

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	5	6	7	12	6	31	21

Total current accident year catastrophe losses	$5	$6	$7	$12	$6	$31	$21

Prior year loss reserve development (favorable) / adverse	$(17)	$13	$(5)	$(12)	$(17)	$(21)	$15

Combined ratio:
Loss and LAE ratio	60.8%	68.6%	68.8%	67.0%	62.2%	67.0%	72.4%
Underwriting expense ratio	26.5%	15.3%	22.3%	28.9%	28.4%	23.0%	24.5%

Combined ratio	87.3%	83.9%	91.1%	95.9%	90.6%	90.0%	96.9%

Combined ratio excl. catastrophe and prior year development	90.7%	79.7%	90.7%	95.8%	94.1%	89.3%	94.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.2%	64.4%	68.4%	66.9%	65.7%	66.3%	70.2%
Prior accident year loss reserve development	(4.8%)	3.0%	(1.2%)	(3.2%)	(5.2%)	(1.2%)	0.9%
Current accident year catastrophe loss	1.4%	1.2%	1.6%	3.3%	1.7%	1.9%	1.3%

Loss and LAE ratio	60.8%	68.6%	68.8%	67.0%	62.2%	67.0%	72.4%

American Financial Group, Inc.
Specialty Casualty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Gross written premiums	$744	$684	$722	$688	$698	$2,792	$2,739
Ceded reinsurance premiums	(204)	(174)	(218)	(185)	(179)	(756)	(687)

Net written premiums	540	510	504	503	519	2,036	2,052
Change in unearned premiums	(32)	—	(7)	(6)	(17)	(30)	(41)

Net earned premiums	508	510	497	497	502	2,006	2,011
Loss and LAE	331	348	330	329	313	1,320	1,265
Underwriting expense	162	149	154	145	160	608	600

Underwriting profit	$15	$13	$13	$23	$29	$78	$146

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	4	2	3	1	10	4

Total current accident year catastrophe losses	$1	$4	$2	$3	$1	$10	$4

Prior year loss reserve development (favorable) / adverse	$(6)	$3	$(2)	$(10)	$(4)	$(13)	$(11)

Combined ratio:
Loss and LAE ratio	65.2%	68.2%	66.5%	66.1%	62.4%	65.8%	62.9%
Underwriting expense ratio	31.8%	29.2%	30.9%	29.2%	31.9%	30.3%	29.8%

Combined ratio	97.0%	97.4%	97.4%	95.3%	94.3%	96.1%	92.7%

Combined ratio excl. catastrophe and prior year development	97.9%	96.1%	97.4%	96.6%	94.9%	96.3%	93.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.1%	66.9%	66.5%	67.4%	63.0%	66.0%	63.2%
Prior accident year loss reserve development	(1.1%)	0.5%	(0.3%)	(2.0%)	(0.7%)	(0.7%)	(0.5%)
Current accident year catastrophe loss	0.2%	0.8%	0.3%	0.7%	0.1%	0.5%	0.2%

Loss and LAE ratio	65.2%	68.2%	66.5%	66.1%	62.4%	65.8%	62.9%

American Financial Group, Inc.
Specialty Financial - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Gross written premiums	$164	$180	$186	$172	$147	$685	$637
Ceded reinsurance premiums	(23)	(26)	(37)	(28)	(22)	(113)	(97)

Net written premiums	141	154	149	144	125	572	540
Change in unearned premiums	6	(13)	(4)	(5)	7	(15)	(23)

Net earned premiums	147	141	145	139	132	557	517
Loss and LAE	52	46	45	42	45	178	154
Underwriting expense	73	75	81	75	64	295	276

Underwriting profit	$22	$20	$19	$22	$23	$84	$87

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	2	5	3	1	11	9

Total current accident year catastrophe losses	$1	$2	$5	$3	$1	$11	$9

Prior year loss reserve development (favorable) / adverse	$(9)	$(6)	$(6)	$(7)	$(4)	$(23)	$(30)

Combined ratio:
Loss and LAE ratio	35.6%	32.4%	31.6%	30.1%	34.0%	32.0%	29.7%
Underwriting expense ratio	49.4%	53.6%	54.8%	54.3%	48.6%	52.9%	53.4%

Combined ratio	85.0%	86.0%	86.4%	84.4%	82.6%	84.9%	83.1%

Combined ratio excl. catastrophe and prior year development	90.6%	88.8%	87.0%	87.0%	84.8%	86.9%	87.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	41.2%	35.2%	32.2%	32.7%	36.2%	34.0%	33.7%
Prior accident year loss reserve development	(6.4%)	(4.5%)	(3.9%)	(4.6%)	(3.3%)	(4.0%)	(5.7%)
Current accident year catastrophe loss	0.8%	1.7%	3.3%	2.0%	1.1%	2.0%	1.7%

Loss and LAE ratio	35.6%	32.4%	31.6%	30.1%	34.0%	32.0%	29.7%

American Financial Group, Inc.
Other Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Gross written premiums	$—	$—	$—	$—	$—	$—	$1
Ceded reinsurance premiums	22	25	30	27	24	106	98

Net written premiums	22	25	30	27	24	106	99
Change in unearned premiums	3	3	(6)	(1)	1	(3)	(2)

Net earned premiums	25	28	24	26	25	103	97
Loss and LAE	17	16	15	13	13	57	47
Underwriting expense	9	10	7	10	10	37	36

Underwriting profit	$(1)	$2	$2	$3	$2	$9	$14

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	3	—	3	1

Total current accident year catastrophe losses	$—	$—	$—	$3	$—	$3	$1

Prior year loss reserve development (favorable) / adverse	$3	$—	$(1)	$(1)	$(2)	$(4)	$(11)

Combined ratio:
Loss and LAE ratio	68.0%	59.5%	55.2%	52.5%	52.1%	54.9%	49.4%
Underwriting expense ratio	37.8%	35.4%	36.3%	36.7%	37.6%	36.5%	36.1%

Combined ratio	105.8%	94.9%	91.5%	89.2%	89.7%	91.4%	85.5%

Combined ratio excl. catastrophe and prior year development	93.4%	93.7%	95.1%	86.4%	96.0%	92.8%	96.4%

American Financial Group, Inc.
Annuity Earnings (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Net investment income	$347	$346	$351	$344	$315	$1,356	$1,224
Guaranteed withdrawal benefit fees	14	14	14	13	12	53	43
Policy charges and other miscellaneous income	13	13	12	11	14	50	55

Total revenues	374	373	377	368	341	1,459	1,322
Annuity benefits expense	196	160	189	223	228	800	732
Acquisition expenses	52	54	53	40	34	181	163
Other expenses	30	27	28	29	26	110	96

Total costs and expenses	278	241	270	292	288	1,091	991

Annuity earnings before income taxes	$96	$132	$107	$76	$53	$368	$331

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$98	$103	$106	$102	$84	$395	$354
Impact of fair value accounting (a)	(2)	29	1	(26)	(31)	(27)	(23)

Annuity earnings before income taxes	$96	$132	$107	$76	$53	$368	$331

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc.
Detail of Annuity Benefits Expense (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Detail of annuity benefits expense:
Interest credited - fixed	$152	$148	$145	$142	$139	$574	$532
Interest credited - fixed component of variable annuities	1	1	1	2	1	5	6
Change in expected death and annuitization reserve	4	4	5	4	5	18	19
Amortization of sales inducements	6	7	6	6	5	24	26
Guaranteed withdrawal benefit reserve	16	20	18	15	16	69	63
Change in other benefit reserves	11	11	10	8	5	34	22
Unlockings (a)	—	23	—	—	—	23	19

Subtotal before impact of fair value accounting	190	214	185	177	171	747	687
Embedded derivative mark-to-market (b)	147	6	109	62	17	194	(11)
Equity option mark-to-market	(141)	(60)	(105)	(16)	40	(141)	56

Subtotal impact of fair value accounting	6	(54)	4	46	57	53	45

Total annuity benefits expense	$196	$160	$189	$223	$228	$800	$732

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $24 million in 2016 and $29 million in 2015 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense reduction of $1 million in 2016 and $10 million in 2015.
(b)	Excludes unlocking impact of $17 million in 2016 and $28 million in 2015.

American Financial Group, Inc.
Net Spread on Fixed Annuities (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Average fixed annuity investments (at amortized cost)	$30,055	$29,192	$28,548	$27,964	$27,186	$28,223	$25,174
Average annuity benefits accumulated	30,183	29,250	28,538	27,861	26,935	28,146	24,898

Investments in excess of annuity benefits accumulated	$(128)	$(58)	$10	$103	$251	$77	$276

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.59%	4.72%	4.88%	4.88%	4.60%	4.77%	4.83%
Interest credited	(2.01%)	(2.02%)	(2.03%)	(2.04%)	(2.06%)	(2.04%)	(2.14%)

Net interest spread on fixed annuities	2.58%	2.70%	2.85%	2.84%	2.54%	2.73%	2.69%
Policy charges and other miscellaneous income	0.14%	0.15%	0.14%	0.13%	0.16%	0.15%	0.18%
Other annuity benefit expenses, net	(0.31%)	(0.38%)	(0.36%)	(0.30%)	(0.27%)	(0.33%)	(0.35%)
Acquisition expenses	(0.67%)	(1.06%)	(0.72%)	(0.55%)	(0.47%)	(0.70%)	(0.74%)
Other expenses	(0.38%)	(0.35%)	(0.39%)	(0.38%)	(0.38%)	(0.38%)	(0.36%)
Change in fair value of derivatives	(0.08%)	0.73%	(0.05%)	(0.66%)	(0.84%)	(0.19%)	(0.18%)
Unlockings	0.00%	0.03%	0.00%	0.00%	0.00%	0.01%	0.02%

Net spread earned on fixed annuities	1.28%	1.82%	1.47%	1.08%	0.74%	1.29%	1.26%

Average annuity benefits accumulated	$30,183	$29,250	$28,538	$27,861	$26,935	$28,146	$24,898
Net spread earned on fixed annuities	1.28%	1.82%	1.47%	1.08%	0.74%	1.29%	1.26%

Earnings on fixed annuity benefits accumulated	$96	$133	$105	$75	$50	$363	$313
Investments in excess of annuity benefits accumulated	$(128)	$(58)	$10	$103	$251	$77	$276
Net investment income (as % of investments)	4.59%	4.72%	4.88%	4.88%	4.60%	4.77%	4.83%

Earnings on investments in excess of annuity benefits accumulated	$(1)	$—	$—	$1	$3	$4	$13
Variable annuity earnings	1	(1)	2	—	—	1	5

Earnings before income taxes	$96	$132	$107	$76	$53	$368	$331

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.31%	1.42%	1.46%	1.45%	1.20%	1.39%	1.35%
Change in fair value of derivatives	(0.08%)	0.73%	(0.05%)	(0.66%)	(0.84%)	(0.19%)	(0.18%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	0.05%	(0.33%)	0.06%	0.29%	0.38%	0.09%	0.09%

Net spread earned core - after impact of fair value accounting	1.28%	1.82%	1.47%	1.08%	0.74%	1.29%	1.26%

American Financial Group, Inc.
Annuity Premiums (Statutory)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Retail single premium annuities - indexed	$469	$415	$340	$413	$546	$1,714	$1,864
Retail single premium annuities - fixed	20	22	18	22	20	82	70
Financial institutions single premium annuities - indexed	487	474	435	507	534	1,950	1,741
Financial institutions single premium annuities - fixed	262	152	97	100	119	468	229
Education market - fixed and indexed annuities	45	40	42	45	57	184	194

Subtotal fixed annuity premiums	1,283	1,103	932	1,087	1,276	4,398	4,098
Variable annuities	7	8	9	11	9	37	42

Total annuity premiums	$1,290	$1,111	$941	$1,098	$1,285	$4,435	$4,140

American Financial Group, Inc.
Fixed Annuity Benefits Accumulated (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Beginning fixed annuity reserves	$29,647	$28,853	$28,222	$27,499	$26,371	$26,371	$23,462
Premiums	1,283	1,103	932	1,087	1,276	4,398	4,098
Federal Home Loan Bank advances	—	—	—	—	150	150	345
Surrenders, benefits and other withdrawals	(539)	(524)	(586)	(596)	(483)	(2,189)	(1,932)
Sale of subsidiaries	—	—	—	—	—	—	(261)
Interest and other annuity benefit expenses:
Interest credited	152	148	145	142	139	574	532
Embedded derivative mark-to-market	147	6	109	62	17	194	(11)
Change in other benefit reserves	29	34	31	28	29	122	115
Unlockings	—	27	—	—	—	27	23

Ending fixed annuity reserves	$30,719	$29,647	$28,853	$28,222	$27,499	$29,647	$26,371

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$30,719	$29,647	$28,853	$28,222	$27,499	$29,647	$26,371
Impact of unrealized investment gains on reserves	100	76	180	188	127	76	64
Fixed component of variable annuities	183	184	189	186	186	184	187

Annuity benefits accumulated per balance sheet	$31,002	$29,907	$29,222	$28,596	$27,812	$29,907	$26,622

Annualized surrenders and other withdrawals as a % of beginning reserves	7.3%	7.3%	8.3%	8.7%	7.3%	8.3%	8.2%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15
Assets:
Total cash and investments	$43,350	$41,433	$41,805	$40,639	$39,437	$37,736
Recoverables from reinsurers	2,735	2,737	2,814	2,576	2,561	2,636
Prepaid reinsurance premiums	533	539	634	521	475	480
Agents’ balances and premiums receivable	989	997	1,029	992	936	937
Deferred policy acquisition costs	1,205	1,239	867	881	1,055	1,184
Assets of managed investment entities	5,331	4,765	4,312	4,410	3,906	4,047
Other receivables	875	908	1,391	788	693	820
Variable annuity assets (separate accounts)	614	600	606	595	595	608
Other assets (a)	1,633	1,655	1,188	1,132	1,181	1,190
Goodwill	199	199	199	199	199	199

Total assets	$57,464	$55,072	$54,845	$52,733	$51,038	$49,837

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,621	$8,563	$8,661	$8,203	$8,108	$8,127
Unearned premiums	2,174	2,171	2,328	2,109	2,051	2,060
Annuity benefits accumulated	31,002	29,907	29,222	28,596	27,812	26,622
Life, accident and health reserves	687	691	700	702	708	705
Payable to reinsurers	621	634	835	588	501	591
Liabilities of managed investment entities	5,101	4,549	4,067	4,192	3,656	3,781
Long-term debt (a)	1,283	1,283	1,300	998	998	998
Variable annuity liabilities (separate accounts)	614	600	606	595	595	608
Other liabilities	2,166	1,755	1,768	1,557	1,672	1,575

Total liabilities	$52,269	$50,153	$49,487	$47,540	$46,101	$45,067
Shareholders’ equity:
Common stock	$88	$87	$87	$87	$87	$87
Capital surplus	1,138	1,111	1,242	1,228	1,218	1,214
Unappropriated retained earnings	3,466	3,343	3,079	3,016	3,002	2,987
Unrealized gains—equities	145	98	103	46	40	54
Unrealized gains—fixed maturities	384	306	669	639	426	278
Unrealized gains (losses)—fixed maturity-related cash flow hedges	(8)	(7)	5	5	4	1
Other comprehensive income, net of tax	(22)	(22)	(24)	(21)	(22)	(29)

Total shareholders’ equity	5,191	4,916	5,161	5,000	4,755	4,592
Noncontrolling interests	4	3	197	193	182	178

Total liabilities and equity	$57,464	$55,072	$54,845	$52,733	$51,038	$49,837

(a)	December 2015 has been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15
Shareholders’ equity	$5,191	$4,916	$5,161	$5,000	$4,755	$4,592
Unrealized (gains) related to fixed maturities	(376)	(299)	(674)	(644)	(430)	(279)

Adjusted shareholders’ equity	4,815	4,617	4,487	4,356	4,325	4,313
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(32)	(34)	(44)	(46)	(47)	(49)

Tangible adjusted shareholders’ equity	$4,584	$4,384	$4,244	$4,111	$4,079	$4,065

Common shares outstanding	87.592	86.924	86.813	86.850	86.966	87.474
Book value per share:
Book value per share	$59.26	$56.55	$59.45	$57.57	$54.67	$52.50
Adjusted (a)	54.98	53.11	51.68	50.16	49.72	49.32
Tangible, adjusted (b)	52.34	50.43	48.89	47.34	46.90	46.49
Market capitalization
AFG’s closing common share price	$95.42	$88.12	$75.00	$73.93	$70.37	$72.08
Market capitalization	$8,358	$7,660	$6,511	$6,421	$6,120	$6,305
Price / Adjusted book value ratio	1.74	1.66	1.45	1.47	1.42	1.46

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15
AFG senior obligations (a)	$1,008	$1,008	$1,008	$708	$708	$708
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries—other	—	—	18	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$1,008	$1,008	$1,026	$720	$720	$720
AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,308	$1,308	$1,326	$1,020	$1,020	$1,020
Shareholders’ equity	5,191	4,916	5,161	5,000	4,755	4,592
Noncontrolling interests	4	3	197	193	182	178
Less:
Unrealized (gains)—fixed maturity investments	(384)	(306)	(669)	(639)	(426)	(278)

Total adjusted capital	$6,119	$5,921	$6,015	$5,574	$5,531	$5,512

Ratio of debt to total adjusted capital:
Including subordinated debt	21.4%	22.1%	22.0%	18.3%	18.4%	18.5%
Excluding subordinated debt	16.5%	17.0%	17.1%	12.9%	13.0%	13.1%

(a)	December 2015 has been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Property and Casualty Insurance
Paid Losses (GAAP)	$554	$683	$537	$586	$547	$2,353	$2,403

	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/15
Statutory Surplus
Property and Casualty Insurance	$3,013	$2,939	$3,038	$2,601	$2,574	$2,488
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,341	$2,234	$2,216	$2,089	$2,032	$1,918
Allowable dividends without regulatory approval
Property and Casualty Insurance	$496	$496	$434	$434	$434	$434
Annuity and Run-off	197	197	375	375	375	375

Total	$693	$693	$809	$809	$809	$809

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2017
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,106	$562	$222	$—	$1,890	4%
Fixed maturities—Available for sale	7,069	29,373	14	—	36,456	84%
Fixed maturities—Trading	242	117	—	—	359	1%
Equity securities	1,061	524	52	—	1,637	4%
Policy loans	—	190	—	—	190	0%
Mortgage loans	260	899	—	—	1,159	3%
Equity index call options	—	573	—	—	573	1%
Real estate and other investments	507	761	47	(229)	1,086	3%

Total cash and investments	$10,245	$32,999	$335	$(229)	$43,350	100%

Unrealized gain/(loss) on equity securities	$147	$76	$—	$—	$223

	Carrying Value - December 31, 2016
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,383	$511	$213	$—	$2,107	5%
Fixed maturities—Available for sale	6,510	28,021	13	—	34,544	83%
Fixed maturities—Trading	242	117	—	—	359	1%
Equity securities	1,013	496	49	—	1,558	4%
Policy loans	—	192	—	—	192	0%
Mortgage loans	261	886	—	—	1,147	3%
Equity index call options	—	492	—	—	492	1%
Real estate and other investments	497	705	48	(216)	1,034	3%

Total cash and investments	$9,906	$31,420	$323	$(216)	$41,433	100%

Unrealized gain/(loss) on equity securities	$102	$49	$—	$—	$151

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16	12/31/16	12/31/15
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities—Available for sale	$63	$64	$63	$66	$64	$257	$248
Fixed maturities—Trading	1	(1)	2	1	1	3	4
Equity securities	14	13	13	12	13	51	48
Equity in investees	4	7	7	2	6	22	11
Other investments	6	6	10	10	1	27	16

Gross investment income	88	89	95	91	85	360	327
Investment expenses	(2)	(4)	(2)	(2)	(2)	(10)	(8)

Total net investment income	$86	$85	$93	$89	$83	$350	$319

Average cash and investments (a)	$9,855	$9,779	$9,647	$9,465	$9,366	$9,550	$8,956

Average yield (b)	3.49%	3.48%	3.86%	3.76%	3.54%	3.66%	3.56%

Fixed Annuity:
Gross Investment Income
Fixed maturities—Available for sale	$318	$315	$307	$307	$294	$1,223	$1,126
Fixed maturities—Trading	—	—	—	—	—	—	—
Equity securities	5	7	6	6	5	24	21
Equity in investees	6	6	9	2	5	22	16
Other investments	19	20	27	29	11	87	62

Gross investment income	348	348	349	344	315	1,356	1,225
Investment expenses	(3)	(4)	(1)	(2)	(3)	(10)	(10)

Total net investment income	$345	$344	$348	$342	$312	$1,346	$1,215

Average cash and investments (a)	$30,055	$29,192	$28,548	$27,964	$27,186	$28,223	$25,174

Average yield (b)	4.59%	4.72%	4.88%	4.88%	4.60%	4.77%	4.83%

AFG consolidated net investment income:
Property & Casualty	$86	$85	$93	$89	$83	$350	$319
Annuity and Run-off:
Fixed Annuity	345	344	348	342	312	1,346	1,215
Variable Annuity	2	2	3	2	3	10	9
Run-off	5	6	5	5	5	21	80
Other	3	—	1	4	1	6	4
Consolidate CLOs	(6)	(8)	(17)	(19)	7	(37)	6

Total net investment income	$435	$429	$433	$423	$411	$1,696	$1,633

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

March 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$320	$319	$(1)	1%	1%
States, municipalities and political subdivisions	6,762	6,927	165	19%	16%
Foreign government	265	270	5	1%	0%
Residential mortgage-backed securities	3,435	3,719	284	10%	9%
Commercial mortgage-backed securities	1,211	1,253	42	3%	3%
Asset-backed securities	6,549	6,593	44	18%	15%
Corporate and other bonds	17,262	17,734	472	48%	41%

Total AFG consolidated	$35,804	$36,815	$1,011	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.47%
Net of investment expense (a)	4.42%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$348	$348	$—	1%	1%
States, municipalities and political subdivisions	6,677	6,808	131	19%	16%
Foreign government	256	261	5	1%	1%
Residential mortgage-backed securities	3,371	3,639	268	11%	9%
Commercial mortgage-backed securities	1,446	1,493	47	4%	3%
Asset-backed securities	5,962	5,959	(3)	17%	14%
Corporate and other bonds	16,034	16,395	361	47%	40%

Total AFG consolidated	$34,094	$34,903	$809	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.56%
Net of investment expense (a)	4.48%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc.
Fixed Maturities - By Security Type Portfolio
($ in millions)

	March 31, 2017				December 31, 2016
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$269	$269	$—	4%	$295	$295	$—	4%
States, municipalities and political subdivisions	2,650	2,681	31	37%	2,588	2,605	17	39%
Foreign government	253	257	4	3%	245	249	4	4%
Residential mortgage-backed securities	990	1,041	51	14%	980	1,026	46	15%
Commercial mortgage-backed securities	125	128	3	2%	142	144	2	2%
Asset-backed securities	1,593	1,594	1	22%	1,445	1,440	(5)	21%
Corporate and other bonds	1,320	1,341	21	18%	976	993	17	15%

Property and Casualty Insurance	$7,200	$7,311	$111	100%	$6,671	$6,752	$81	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.78%				3.88%
Net of investment expense (a)	3.66%				3.67%
Tax equivalent, net of investment expense (b)	4.17%				4.20%
Approximate average life and duration:
Approximate average life	4.5 years				4.5 years
Approximate duration	3.5 years				3.5 years

	March 31, 2017				December 31, 2016
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$50	$49	$(1)	0%	$52	$52	$—	0%
States, municipalities and political subdivisions	4,112	4,246	134	14%	4,089	4,203	114	15%
Foreign government	12	13	1	0%	11	12	1	0%
Residential mortgage-backed securities	2,444	2,665	221	9%	2,390	2,601	211	9%
Commercial mortgage-backed securities	1,086	1,125	39	4%	1,304	1,349	45	5%
Asset-backed securities	4,956	4,999	43	17%	4,517	4,519	2	16%
Corporate and other bonds	15,942	16,393	451	56%	15,058	15,402	344	55%

Total Annuity and Run-off	$28,602	$29,490	$888	100%	$27,421	$28,138	$717	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.64%				4.72%
Net of investment expense (a)	4.60%				4.67%
Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc.
Fixed Maturities - Credit Rating
($ in millions)

	March 31, 2017
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,047	$6,125	$78	17%
AA	7,735	7,918	183	21%
A	8,594	8,799	205	24%
BBB	9,750	10,021	271	27%

Subtotal—Investment grade	32,126	32,863	737	89%
BB	695	706	11	2%
B	424	426	2	1%
Other (b)	2,559	2,820	261	8%

Subtotal—Non-Investment grade	3,678	3,952	274	11%

Total	$35,804	$36,815	$1,011	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2016
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,117	$6,189	$72	18%
AA	7,123	7,257	134	21%
A	8,323	8,487	164	24%
BBB	8,999	9,193	194	26%

Subtotal—Investment grade	30,562	31,126	564	89%
BB	687	695	8	2%
B	446	445	(1)	1%
Other (b)	2,399	2,637	238	8%

Subtotal—Non-Investment grade	3,532	3,777	245	11%

Total	$34,094	$34,903	$809	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 28 and 29 for more information.

American Financial Group, Inc.
Mortgage-Backed Securities - AFG Consolidated
($ in millions)

					% of
	Amortized		Unrealized	% of	Investment
March 31, 2017	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$237	$237	$—	5%	0%
Prime (Non-Agency)	1,447	1,601	154	32%	4%
Alt-A	1,108	1,196	88	24%	3%
Subprime	643	685	42	14%	2%
Commercial	1,211	1,253	42	25%	3%

Total AFG consolidated	$4,646	$4,972	$326	100%	12%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 82%; Alt-A 79%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is—Prime 740; Alt-A 710; Subprime 641.

•	97% of our Commercial MBS portfolio is investment-grade rated (81% AAA) and the average subordination for this group of assets is 37%.

•	The approximate average life by collateral type is—Residential 4.5 years; Commercial 4.5 years.

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2016	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$243	$243	$—	5%	0%
Prime (Non-Agency)	1,406	1,557	151	30%	4%
Alt-A	1,093	1,170	77	23%	3%
Subprime	629	669	40	13%	2%
Commercial	1,446	1,493	47	29%	3%

Total AFG consolidated	$4,817	$5,132	$315	100%	11%

American Financial Group, Inc.
Mortgage-Backed Securities Portfolio
($ in millions)

Property and Casualty Insurance:	March 31, 2017
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$187	$186	$(1)	16%	2%
Prime (Non-Agency)	208	223	15	19%	2%
Alt-A	336	359	23	31%	4%
Subprime	259	273	14	23%	3%
Commercial	125	128	3	11%	1%

Total	$1,115	$1,169	$54	100%	12%

	December 31, 2016
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$192	$191	$(1)	17%	2%
Prime (Non-Agency)	187	202	15	17%	2%
Alt-A	342	361	19	31%	4%
Subprime	259	272	13	23%	3%
Commercial	142	144	2	12%	1%

Total	$1,122	$1,170	$48	100%	12%

Annuity and Run-off:	March 31, 2017
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$50	$51	$1	1%	0%
Prime (Non-Agency)	1,238	1,365	127	36%	4%
Alt-A	772	837	65	22%	3%
Subprime	384	412	28	11%	1%
Commercial	1,086	1,125	39	30%	3%

Total	$3,530	$3,790	$260	100%	11%

	December 31, 2016
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$51	$52	$1	1%	0%
Prime (Non-Agency)	1,218	1,343	125	34%	4%
Alt-A	751	809	58	21%	3%
Subprime	370	397	27	10%	1%
Commercial	1,304	1,349	45	34%	5%

Total	$3,694	$3,950	$256	100%	13%

American Financial Group, Inc.
Mortgage-Backed Securities - Credit Rating
($ in millions)

	March 31, 2017
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,457	$1,502	$45	30%
AA	139	144	5	3%
A	242	253	11	5%
BBB	318	333	15	7%

Subtotal—investment grade	2,156	2,232	76	45%
BB	219	220	1	5%
B	312	316	4	6%
Other	1,959	2,204	245	44%

Total	$4,646	$4,972	$326	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2016
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,668	$1,720	$52	34%
AA	164	169	5	3%
A	256	268	12	5%
BBB	274	288	14	6%

Subtotal—investment grade	2,362	2,445	83	48%
BB	211	212	1	4%
B	330	333	3	6%
Other	1,914	2,142	228	42%

Total	$4,817	$5,132	$315	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A American Financial Group, Inc.
Fixed Maturities - Credit Rating by Type
($ in millions)

	Fair Value - March 31, 2017
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$279	$1,797	$190	$492	$1,010	$2,140	$217	$6,125	17%
AA	40	4,484	30	116	28	1,895	1,325	7,918	21%
A	—	462	45	159	94	1,637	6,402	8,799	24%
BBB	—	67	5	253	80	826	8,790	10,021	27%

Subtotal—Investment grade	319	6,810	270	1,020	1,212	6,498	16,734	32,863	89%
BB	—	4	—	204	16	13	469	706	2%
B	—	8	—	291	25	—	102	426	1%
CCC, CC, C	—	10	—	971	—	3	32	1,016	3%
D	—	—	—	714	—	—	—	714	2%

Subtotal—Non-Investment grade	—	22	—	2,180	41	16	603	2,862	8%
Not Rated	—	95	—	519	—	79	397	1,090	3%

Total	$319	$6,927	$270	$3,719	$1,253	$6,593	$17,734	$36,815	100%

	Fair Value - December 31, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$299	$1,727	$171	$508	$1,213	$2,053	$218	$6,189	18%
AA	41	4,388	30	127	42	1,480	1,149	7,257	21%
A	—	501	55	170	98	1,593	6,070	8,487	24%
BBB	—	69	5	202	86	813	8,018	9,193	26%

Subtotal—Investment grade	340	6,685	261	1,007	1,439	5,939	15,455	31,126	88%
BB	—	4	—	184	29	16	462	695	2%
B	—	8	—	307	25	1	104	445	1%
CCC, CC, C	—	11	—	963	—	3	32	1,009	3%
D	—	—	—	679	—	—	—	679	2%

Subtotal—Non-Investment grade	—	23	—	2,133	54	20	598	2,828	8%
Not Rated	8	100	—	499	—	—	342	949	3%

Total	$348	$6,808	$261	$3,639	$1,493	$5,959	$16,395	$34,903	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.